TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-02729
SERIES NO.:                 2

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Institutional Class                                                                        $      732
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                   $       74
               Personal Investment Class                                                                  $       12
               Cash Management Class                                                                      $      578
               Reserve Class                                                                              $        5
               Resource Class                                                                             $       32
               Corporate Class                                                                            $      215

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Institutional Class                                                                        $   0.0001
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Private Investment Class                                                                   $   0.0001
               Personal Investment Class                                                                  $   0.0001
               Cash Management Class                                                                      $   0.0001
               Reserve Class                                                                              $   0.0001
               Resource Class                                                                             $   0.0001
               Corporate Class                                                                            $   0.0001

74U.       1   Number of shares outstanding (000's Omitted)
               Institutional Class                                                                         8,415,457
           2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                      844,444
               Personal Investment Class                                                                     150,785
               Cash Management Class                                                                       5,721,167
               Reserve Class                                                                                  54,691
               Resource Class                                                                                326,065
               Corporate Class                                                                             2,685,471

74V.       1   Net asset value per share (to nearest cent)
               Institutional Class                                                                        $     1.00
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Private Investment Class                                                                   $     1.00
               Personal Investment Class                                                                  $     1.00
               Cash Management Class                                                                      $     1.00
               Reserve Class                                                                              $     1.00
               Resource Class                                                                             $     1.00
               Corporate Class                                                                            $     1.00

GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-02729
SERIES NO.:                 7

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Institutional Class                                                                        $     84
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                   $      4
               Personal Investment Class                                                                  $      1
               Cash Management Class                                                                      $      3
               Reserve Class                                                                              $     --
               Resource Class                                                                             $      1
               Corporate Class                                                                            $     --

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Institutional Class                                                                        $ 0.0001
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Private Investment Class                                                                   $ 0.0001
               Personal Investment Class                                                                  $ 0.0001
               Cash Management Class                                                                      $ 0.0001
               Reserve Class                                                                              $ 0.0001
               Resource Class                                                                             $ 0.0001
               Corporate Class                                                                            $ 0.0001

74U.       1   Number of shares outstanding (000's Omitted)
               Institutional Class                                                                         940,576
           2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                     24,531
               Personal Investment Class                                                                     4,006
               Cash Management Class                                                                        31,812
               Reserve Class                                                                                 1,303
               Resource Class                                                                                6,526
               Corporate Class                                                                                  10

74V.       1   Net asset value per share (to nearest cent)
               Institutional Class                                                                        $   1.00
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Private Investment Class                                                                   $   1.00
               Personal Investment Class                                                                  $   1.00
               Cash Management Class                                                                      $   1.00
               Reserve Class                                                                              $   1.00
               Resource Class                                                                             $   1.00
               Corporate Class                                                                            $   1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-02729
SERIES NO.:                 8

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Institutional Class                                                                        $      566
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                   $       40
               Personal Investment Class                                                                  $        2
               Cash Management Class                                                                      $       93
               Reserve Class                                                                              $       26
               Resource Class                                                                             $       15
               Corporate Class                                                                            $       55

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Institutional Class                                                                        $   0.0001
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Private Investment Class                                                                   $   0.0001
               Personal Investment Class                                                                  $   0.0001
               Cash Management Class                                                                      $   0.0001
               Reserve Class                                                                              $   0.0001
               Resource Class                                                                             $   0.0001
               Corporate Class                                                                            $   0.0001

74U.       1   Number of shares outstanding (000's Omitted)
               Institutional Class                                                                         4,288,078
           2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                      428,437
               Personal Investment Class                                                                      14,932
               Cash Management Class                                                                         722,397
               Reserve Class                                                                                 240,806
               Resource Class                                                                                137,377
               Corporate Class                                                                               738,777

74V.       1   Net asset value per share (to nearest cent)
               Institutional Class                                                                        $     1.00
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Private Investment Class                                                                   $     1.00
               Personal Investment Class                                                                  $     1.00
               Cash Management Class                                                                      $     1.00
               Reserve Class                                                                              $     1.00
               Resource Class                                                                             $     1.00
               Corporate Class                                                                            $     1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-02729
SERIES NO.:                16

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Institutional Class                                                                        $    12,881
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                   $        34
               Personal Investment Class                                                                  $        10
               Cash Management Class                                                                      $       316
               Reserve Class                                                                              $        11
               Resource Class                                                                             $        11
               Corporate Class                                                                            $     1,254

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Institutional Class                                                                        $    0.0008
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Private Investment Class                                                                   $    0.0001
               Personal Investment Class                                                                  $    0.0001
               Cash Management Class                                                                      $    0.0004
               Reserve Class                                                                              $    0.0001
               Resource Class                                                                             $    0.0001
               Corporate Class                                                                            $    0.0006

74U.       1   Number of shares outstanding (000's Omitted)
               Institutional Class                                                                         17,524,084
           2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                       365,305
               Personal Investment Class                                                                      107,736
               Cash Management Class                                                                          638,830
               Reserve Class                                                                                  106,655
               Resource Class                                                                                  93,901
               Corporate Class                                                                              1,314,737

74V.       1   Net asset value per share (to nearest cent)
               Institutional Class                                                                        $      1.00
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Private Investment Class                                                                   $      1.00
               Personal Investment Class                                                                  $      1.00
               Cash Management Class                                                                      $      1.00
               Reserve Class                                                                              $      1.00
               Resource Class                                                                             $      1.00
               Corporate Class                                                                            $      1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-02729
SERIES NO.:                17

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Institutional Class                                                                        $      957
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                   $       49
               Personal Investment Class                                                                  $       32
               Cash Management Class                                                                      $      133
               Reserve Class                                                                              $        4
               Resource Class                                                                             $       14
               Corporate Class                                                                            $       68

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Institutional Class                                                                        $   0.0004
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Private Investment Class                                                                   $   0.0003
               Personal Investment Class                                                                  $   0.0003
               Cash Management Class                                                                      $   0.0003
               Reserve Class                                                                              $   0.0003
               Resource Class                                                                             $   0.0003
               Corporate Class                                                                            $   0.0004

74U.       1   Number of shares outstanding (000's Omitted)
               Institutional Class                                                                         2,153,086
           2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                      128,127
               Personal Investment Class                                                                      92,787
               Cash Management Class                                                                         464,107
               Reserve Class                                                                                  13,825
               Resource Class                                                                                 52,289
               Corporate Class                                                                               307,396

74V.       1   Net asset value per share (to nearest cent)
               Institutional Class                                                                        $     1.00
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Private Investment Class                                                                   $     1.00
               Personal Investment Class                                                                  $     1.00
               Cash Management Class                                                                      $     1.00
               Reserve Class                                                                              $     1.00
               Resource Class                                                                             $     1.00
               Corporate Class                                                                            $     1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-02729
SERIES NO.:                18

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Institutional Class                                                                        $    184
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                   $     22
               Personal Investment Class                                                                  $      1
               Cash Management Class                                                                      $     26
               Reserve Class                                                                              $     10
               Resource Class                                                                             $      5
               Corporate Class                                                                            $     15

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Institutional Class                                                                        $ 0.0003
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Private Investment Class                                                                   $ 0.0003
               Personal Investment Class                                                                  $ 0.0003
               Cash Management Class                                                                      $ 0.0003
               Reserve Class                                                                              $ 0.0003
               Resource Class                                                                             $ 0.0003
               Corporate Class                                                                            $ 0.0003

74U.       1   Number of shares outstanding (000's Omitted)
               Institutional Class                                                                         624,356
           2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
               Private Investment Class                                                                     64,856
               Personal Investment Class                                                                     2,724
               Cash Management Class                                                                        83,677
               Reserve Class                                                                                30,131
               Resource Class                                                                               18,165
               Corporate Class                                                                              56,441

74V.       1   Net asset value per share (to nearest cent)
               Institutional Class                                                                        $   1.00
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Private Investment Class                                                                   $   1.00
               Personal Investment Class                                                                  $   1.00
               Cash Management Class                                                                      $   1.00
               Reserve Class                                                                              $   1.00
               Resource Class                                                                             $   1.00
               Corporate Class                                                                            $   1.00